                                                                 EXHIBIT 10.11

                          PURCHASE MONEY MORTGAGE NOTE


$75,000.00                                                    November 19, 1997
                                                          Jacksonville, Florida


        For value received, the undersigned (jointly and severally if more than one) ("Maker") promises to pay to the order of RSI HOLDINGS OF FLORIDA, INC., a Florida corporation, or its successors or assigns, the principal sum of Seventy Five Thousand Dollars ($75,000.00), together with interest thereon at the Interest Rate (as hereinafter defined), from date until maturity, both principal and interest being payable in lawful money of the United States of America, at P. O. Box 520, Shelby, North Carolina 28151-0520, or at such other place as the holder hereof ("Holder") may designate in writing, said principal and interest to be payable on the dates and in the amounts as follows:

                This note shall be paid in one hundred twenty (120) consecutive monthly installment payments, commencing December 19, 1997, and continuing on the same day of each and every month thereafter; the first one hundred nineteen (119) payments shall be in the amount of $929.90 principal plus accrued interest on the unpaid principal balance; and the final payment due November 19, 2007, shall be in the amount of the unpaid principal balance plus accrued interest thereon.

        The Interest Rate on this note shall be a rate of eight and one-half percent (8.5%) per annum.

        This note and all sums due hereunder shall bear interest from the date when due, whether by lapse of time or on acceleration, at the Default Rate (as hereinafter defined) until paid. The Default Rate shall be a rate of interest per annum equal to the highest rate allowed by law.

        Anything in this note, the mortgage referred to below, or any other agreements or arrangements by Maker or others in connection with the loan evidenced by this note to the contrary notwithstanding, if from any circumstances whatever fulfillment of any provision of any of the foregoing documents or agreements at the time performance of said provision shall be due shall involve transcending the limit of validity prescribed by the usury laws applicable in the State of Florida as preempted and prescribed from time to time by the laws of the United States of America or any rule or regulation of any department or agency thereof, then, ipso facto, the obligation to be fulfilled shall be reduced to the limit of such validity so that in no event shall exaction be possible under any of the aforesaid documents or agreements in excess of the limit of such validity, but such obligation shall be fulfilled to the limit of such validity, and if under any circumstances whatsoever interest in excess of the limit of such validity will have been paid in connection with the loan evidenced by this note, such excess shall be applied by Holder, the manner of handling such excess to be at Holder's election, and in case any such excess interest has

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accrued, Holder shall eliminate such excess interest so that under no circumstances shall interest on the loan evidenced by this note exceed the maximum rate allowed by applicable law as preempted and prescribed from time to time by the laws of the United States of America or any rule or regulation of any department or agency thereof.

        Maker and each guarantor and endorser waive presentment, notice of dishonor, protest, and any other notices or demands in connection with the delivery, acceptance, performance, default, or enforcement of this note and all other requirements necessary to hold each of them liable as Maker, guarantors, or endorsers, as applicable. Maker and each guarantor and endorser further waive any venue privilege and diversity of citizenship privilege that they have now or may have in the future, and each of them hereby specifically agrees, notwithstanding the provision of any state or federal law to the contrary, that the venue for the enforcement, construction, or interpretation of this note shall be the court selected by Holder and each of them hereby specifically waives the right to sue or be sued in the court of any other county in the State of Florida, any court in any other state or country or in any federal court or in any state or federal administrative tribunal.

        Maker and each guarantor and endorser, jointly and severally, agree to pay to Holder all costs of collection, including reasonable attorneys' fees, whether incurred with respect to collection, trial, appeal, enforcement of any judgment, bankruptcy or insolvency proceedings, or any subsequent proceedings or appeals from any order or judgment entered therein, or otherwise, whether suit be brought or not, if, after maturity of this note, default hereunder, or the occurrence of an event of default under the mortgage referred to below, counsel shall be employed to collect this note or to protect the security hereof.

        If any of said installments of principal or interest shall not be paid when due, or if a default occurs in the performance of any other agreement in this note or in the loan agreement referred to above or in the mortgage referred to below, or if a default occurs in the performance of any other obligation to Holder of Maker or any guarantor or endorser of this note (including any obligation of Maker or any guarantor or endorser and one or more other persons) or in the performance of any obligation to Holder of any entity in which Maker or any guarantor or endorser of this note is a principal (including any obligation of any such entity and one or more other persons), which default is not cured within the applicable curative period, if any, then the entire principal sum and accrued interest shall immediately become due and payable without notice at the option of Holder, time being of the essence of this note. Failure to exercise such option shall not constitute a waiver of the right to exercise the same in the event of any subsequent default.

        Maker and each guarantor and endorser agree that their liability on this note shall not be affected by any release of or change in any security for the payment of this note and that each of them shall be jointly, severally, directly, and primarily liable for the payment of all sums owing and to be owing hereunder, regardless of the lack of any notice or diligence, and regardless of any act or omission, with respect to the collection of any amount due hereunder or in connection with any right, lien, interest, or property at any and all times had or existing as security for any amount due hereunder.

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        Maker and each guarantor and endorser consent to any extensions, renewals, or modifications of this note, or any part hereof, without notice, and Maker and each guarantor and endorser agree that each of them will remain liable as such during any extension, renewal, or modification hereof until the entire indebtedness evidenced by this note is fully paid.

        This note is secured by a mortgage of even date herewith encumbering real property therein described and recorded in the official public records of Hillsborough County, Florida.

        Maker reserves the right to pay this note, in full or in part, without premium or penalty, but any such partial prepayments shall be applied against the installments due in the inverse order of their maturity.

        This note may not by changed orally, but only by an agreement in writing, signed by the party against whom enforcement of any waiver, change, modification, or discharge is sought.

        Maker acknowledges that Holder shall have no obligation to renew, modify, or extend this note or to refinance the indebtedness under this note upon the maturity hereof.

        Maker shall pay to Holder a "late charge" not to exceed an amount equal to five percent of any principal or interest that is not paid within 10 days after the due date thereof to cover the extra expense involved in handling delinquent payments. Holder's collection of a late charge hereunder shall not be deemed a waiver by Holder of any of its rights under this note, the mortgage referred to above, or any other document between Maker and payee.

        This note shall be construed in all respects and enforced according to the laws of the State of Florida.

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        BY ACCEPTANCE HEREOF PAYEE AGREES, AND BY EXECUTION HEREOF MAKER
AGREES, THAT NEITHER PAYEE NOR MAKER, NOR ANY ASSIGNEE, SUCCESSOR, HEIR, OR LEGAL REPRESENTATIVE OF EITHER OF THEM (ALL OF WHOM ARE HEREINAFTER REFERRED TO AS THE "PARTIES") SHALL SEEK A JURY TRIAL IN ANY LAWSUIT, PROCEEDING, COUNTERCLAIM, OR ANY OTHER LITIGATION PROCEDURE BASED UPON OR ARISING OUT OF THIS NOTE, THE MORTGAGE REFERRED TO ABOVE, THE LOAN AGREEMENT REFERRED TO ABOVE, OR ANY OTHER INSTRUMENT EVIDENCING, SECURING OR RELATING TO THE INDEBTEDNESS EVIDENCED HEREBY, ANY RELATED AGREEMENT OR INSTRUMENT, ANY OTHER COLLATERAL FOR THE INDEBTEDNESS EVIDENCED HEREBY, OR THE DEALINGS OR THE RELATIONSHIP BETWEEN OR AMONG THE PARTIES, OR ANY OF THEM. NONE OF THE PARTIES WILL SEEK TO CONSOLIDATE ANY SUCH ACTION, IN WHICH A JURY TRIAL HAS BEEN WAIVED, WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED. THE PROVISIONS OF THIS PARAGRAPH HAVE BEEN FULLY NEGOTIATED BY PAYEE AND MAKER, ARE A MATERIAL INDUCEMENT FOR PAYEE TO MAKE THE LOAN OR EXTENSION OF CREDIT EVIDENCED HEREBY, AND SHALL BE SUBJECT TO NO EXCEPTIONS. NEITHER MAKER NOR PAYEE HAS IN ANY WAY AGREED WITH OR REPRESENTED TO THE OTHER THAT THE PROVISIONS OF THIS PARAGRAPH WILL NOT BE FULLY ENFORCED IN ALL INSTANCES.

        This note consists of four pages, of which this is the fourth page.



                                       /s/ Fuller D. Tresca             (SEAL)
                                       FULLER D. TRESCA, JR.


                                       /s/ Judith T. Tresca             (SEAL)
                                       JUDITH T. TRESCA



THE PROPER FLORIDA DOCUMENTARY STAMP TAX IN THE AMOUNT OF $262.50 HAS BEEN PAID AND THE PROPER DOCUMENTARY STAMPS HAVE BEEN AFFIXED TO THE MORTGAGE SECURING THIS NOTE.

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                         PURCHASE MONEY SECOND MORTGAGE
                             AND SECURITY AGREEMENT

         This Mortgage and Security Agreement (this "Mortgage") is made as of November 19, 1997, by FULLER D. TRESCA, JR. and JUDITH T. TRESCA ("Mortgagor"), whose post office address is 4827 Philips Highway, Jacksonville, Florida 32207, to and for the benefit of RSI HOLDINGS OF FLORIDA, INC., a Florida corporation ("Mortgagee"), whose post office address is P. O. Box 520, Shelby, North Carolina 28151-0520.

                                    RECITALS:

         WHEREAS, Mortgagee has agreed to make a mortgage loan to Mortgagor and, as a condition to such loan has required that the loan be adequately secured, and

         WHEREAS, Mortgagor is the fee simple owner of the Mortgaged Property as hereinafter defined, and has consented to the terms and conditions hereof, and

         WHEREAS, the proceeds of the aforesaid loan will be used to acquire/develop the Mortgaged Property.

         NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Mortgagor hereby covenants, agrees, represents, and warrants to Mortgagee as follows:

                            I. THE MORTGAGED PROPERTY

         To secure the payment and performance of any and all sums and obligations which may or shall become due under that certain promissory note (the "Note") of even date herewith, due November ___, 2007, in the principal amount of $75,000.00, and the performance of the covenants and agreements contained in this Mortgage and the Loan Documents (which sums and obligations and all other sums which may or shall become due under this Mortgage are herein collectively called the "Indebtedness"), and in order to charge the properties, interests and rights hereinafter described with the payment and performance of the Indebtedness and for and in consideration of the sum of Ten and No/100 Dollars ($10.00), Mortgagor does hereby grant, bargain, sell, assign, mortgage, hypothecate, pledge, convey, warrant, and grant a security interest to Mortgagee in and to the following property:

         (A) All of the land (the "Land") in Hillsborough County, State of Florida, described on Exhibit A attached hereto and made a part hereof, to have and to hold the same, together with each and every tenement, hereditament, easement, right, power, privilege, immunity and appurtenance thereunto belonging or in any wise appertaining and the reversion and reversions, remainder and remainders, and also the estate, right, title, interest, homestead, right of dower, separate estate, property, possession and claim whatsoever, in law as well as in equity, of Mortgagor of, in, and to the same and every part and parcel thereof unto Mortgagee in fee simple.

         (B) (i) All personal property and fixtures now or hereafter affixed to or located on the property described in paragraph (A) hereof which is deemed to be fixtures and a part of the real property under applicable law; (ii) all articles of personal property and all materials delivered to the property described in paragraph (A) hereof for use in any way thereon, and owned by Mortgagor; (iii) all contract rights, general intangibles, actions and rights in action, including all rights to insurance policies and proceeds and all liquor licenses; all equipment including parts, accessories, attachments, special tools, additions and accessions thereto, and (iv) all proceeds, products, replacements, additions, substitutions, renewals and accessions of any of the foregoing items (the foregoing are sometimes referred to herein as the "Personalty"). This Mortgage is a self-operative security agreement with respect to the above described






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property, but Mortgagor agrees to execute and deliver on demand such other security agreements, financing statements and other instruments as Mortgagee may request in order to perfect its security interest or to impose the lien hereof more specifically upon any of such property. Mortgagee shall have all the rights and remedies in addition to those specified herein of a secured party under the Florida Uniform Commercial Code.

         (C) All leases and other agreements affecting the use, enjoyment or occupancy oft he Land and the Personalty (the "Leases") and all rents, leases, issues, profits, revenue, income, proceeds, and other benefits flowing or derived from the Land and the Personalty (the "Rents"), provided, however, that permission is hereby given to Mortgagor so long as no default has occurred hereunder, to collect, receive, and use such benefits from the property as they become due and payable, but not in advance thereof.

         (D) All proceeds of and any unearned premiums on any insurance policies covering any of the items described in subparagraphs (A), (B), and (C) above, including, but not limited to the right to receive and apply the proceeds of any insurance, judgments, or settlements made in lieu thereof.

         Everything referred to in paragraphs (A), (B) and (C) hereof and any additional property hereafter acquired by Mortgagor and subject to the lien of this Mortgage or any part of these properties is herein referred to as the "Mortgaged Property."

         PROVIDED ALWAYS, that if Mortgagor shall pay to Mortgagee the Indebtedness as and when due, and faithfully perform all the covenants and agreements in this Mortgage to be kept, performed or observed by Mortgagor, then this Mortgage shall cease and be void, but shall otherwise remain in full force and effect.

                           II. COVENANTS OF MORTGAGOR

         1. Warranty of Title. Mortgagor represents, covenants and warrants that
(i) Mortgagor is indefeasibly seized of the Mortgaged Property in fee simple and Mortgagor has lawful authority, power, and the legal right to convey, mortgage and encumber the same as provided by this Mortgage, and (ii) this instrument constitutes a valid second mortgage on the Mortgaged Property. Mortgagor will preserve its title to the Mortgaged Property and will forever warrant and defend the same to Mortgagee and will forever warrant and defend the validity and priority of the lien of this Mortgage against the claims of all persons and parties whomsoever.

         2. Payment of Taxes and Liens. Mortgagor shall pay all taxes, assessments, liens, levies, liabilities, obligations and encumbrances of every nature and kind whether now or hereafter imposed, levied or assessed on the Mortgaged Property, this Mortgage or the indebtedness secured hereby. All such payments shall be made when due and payable before they become delinquent and before any interest attaches or any penalty is incurred. Insofar as any such lien or encumbrance is of record the same shall be promptly satisfied or released and evidence of such satisfaction or release shall be given to Mortgagee.

         3. Insurance. Mortgagor shall keep the improvements now existing or hereafter erected on the Mortgaged Property and all parts of the Mortgaged Property insured as may be required from time to time by Mortgagee against loss by fire or other casualty and contingency in such amounts and for such periods as may be required by Mortgagee, and shall pay promptly, when due, all premiums for such insurance. All such insurance shall be carried with companies approved by Mortgagee and the policies and renewals thereof shall be held by Mortgagee and have attached thereto loss payable clauses in favor of and in form acceptable to Mortgagee. In the event of loss, Mortgagor shall give immediate notice by mail to Mortgagee and Mortgagee may make proof of loss if not made promptly by Mortgagor, and each insurance company concerned is hereby authorized and directed to make payments for such loss directly to Mortgagee instead of to Mortgagor or to Mortgagor and Mortgagee jointly, and the insurance proceeds or any part thereof may be applied by Mortgagee at its option, after deducting therefrom all its expenses including attorney's fees, either to reduction of the indebtedness hereby secured or the restoration or repair of the damaged property. Mortgagee is hereby authorized, at its option, to settle and compromise any claims, awards, damages, rights of action and proceeds, and any other payment or relief under any insurance policy. In the event of foreclosure of this Mortgage or other transfer of title to the Mortgaged Property in extinguishment of the indebtedness secured hereby, all right, title, and interest of Mortgagor in and to any insurance policies then in force shall pass to Mortgagee.










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         4. Condemnation. If all or any part of the Mortgaged Property shall be damaged or taken through condemnation (which term when used herein shall include any damage or taking by any governmental authority or any other authority authorized by the laws of the State of Florida or the United States of America to so damage or take, and any transfer by private sale in lieu thereof), either temporarily or permanently, then the entire Indebtedness shall, at the option of Mortgagee, become immediately due and payable. Mortgagee shall be entitled to all compensation awards, damages, claims, rights of action and proceeds of, or on account of any damage or taking through condemnation and is hereby authorized, at its option, to commence, appear in and prosecute, in its own or Mortgagor's name, any action or proceeding relating to any condemnation, and to settle or compromise any claim in connection therewith. All such compensation awards, damages, claims, rights of action and proceeds, and any other payments or relief, and the right thereto, are hereby assigned by Mortgagor to Mortgagee, who, after deducting therefrom all its expenses, including attorneys' fees, may release any monies so received by it without affecting the lien of this Mortgage or may apply the same, in such manner as Mortgagee shall determine, to the reduction of the sums secured hereby. Any balance of such monies then remaining shall be paid to Mortgagor. Mortgagor agrees to execute such further assignments of any compensations, awards, damages, claims, rights of action and proceeds as Mortgagee may require.

         5. Care of Mortgaged Property. Mortgagor shall not remove or demolish any building or other property forming a part of the Mortgaged Property without the written consent of Mortgagee, or permit, commit, or suffer any waste, impairment or deterioration of the Mortgaged Property or any part thereof, and shall keep the same and the improvements thereon in good condition and repair. Mortgagor shall notify Mortgagee in writing within five (5) days of any injury, damage or impairment of or occurring on the Mortgaged Property including, but not limited to, serious injury or loss by death or otherwise occurring on the Mortgaged Property. Mortgagee may, at Mortgagee's discretion, have the Mortgaged Property inspected at the time and Mortgagor shall pay all costs incurred by Mortgagee in executing such inspection.

         6. Mortgagee's Right to Make Certain Payments. In the event Mortgagor fails to pay and/or discharge the taxes, assessments, liens, levies, liabilities, obligations and encumbrances, or fails to keep the Mortgaged Property insured or to deliver the policies, premiums paid, or fails to repair the Mortgaged Property as herein agreed, Mortgagee is hereby authorized at its election to pay and/or discharge the taxes, assessments, liens, levies, liabilities, obligations and encumbrances or any part thereof, to procure and pay for such insurance or to make and pay for such repairs, without any obligation on its part to determine the validity and/or necessity thereof, and without Mortgagee waiving or affecting any option, lien, equity or right under or by virtue of this Mortgage. The full amount of each and every such payment made by Mortgagee shall be immediately due and payable by Mortgagor and shall bear interest from the date thereof until paid at the Default Rate, as hereinafter defined, and together with such interest, shall be secured by the lien of this Mortgage. Nothing herein contained shall be construed as requiring Mortgagee to advance or expend monies for any of the purposes mentioned in this paragraph.

         7. Payment of Expenses. Mortgagor shall pay all the costs and charges and expenses, including reasonable attorneys' fees, whether incurred at the trial or appellate level, disbursements and costs of abstracts of title, incurred or paid at any time by Mortgagee because and/or in the event of the failure on the part of Mortgagor promptly and fully to perform, comply with and abide by each and every stipulation, agreement, condition and covenant of this Mortgage. Such costs, charges and expenses, shall be immediately due and payable, without notice, demand, attempt to collect or suit pending. The full amount of each and every such payment shall bear interest from the date thereof until paid at the Default Rate, as hereinafter defined. All such costs, charges and expenses so incurred or paid, together with such interest, shall be secured by the lien of this Mortgage.

         8. No Transfer. It is understood and agreed by Mortgagor that as part of the inducement to Mortgagee to execute and deliver this Mortgage, Mortgagee has considered and relied on the creditworthiness, experience, expertise and reliability of Mortgagor as to the development, operation and marketing of the Mortgaged Property. Mortgagor covenants and agrees not to sell, convey, transfer, lease or further encumber any interest in or any part of the Mortgaged Property without the prior written consent of Mortgagee, and any such sale, conveyance, transfer, lease or encumbrance made without Mortgagee's prior written consent shall be deemed to be an event of default under this Mortgage. If any person should obtain an interest in all or any part of the Mortgaged Property pursuant to the execution or enforcement of any lien, security interest or other right, whether superior, equal or subordinate to this Mortgage or the lien hereof, such event shall be deemed to be a transfer by Mortgagor and a default hereunder. Additionally, if Mortgagor is a corporation or partnership, the sale, assignment, pledge, transfer, hypothecation, or other disposition of any proprietary or beneficial interest in Mortgagor without the prior written consent of Mortgagee shall be deemed to be an event of default under this Mortgage.

         9. After Acquired Property. The lien of this Mortgage will automatically attach, without further act, to all after acquired property located in or on, or attached to, or used or intended to be used in connection with the Mortgaged Property or the operation thereof.

         10. Additional Documents. At any time and from time to time, upon Mortgagee's request, Mortgagor shall make, execute and deliver or cause to be made, executed and delivered to Mortgagee and, where appropriate, shall cause to be recorded or filed and from time to time thereafter to be rerecorded or refiled at such time and in such offices and places as shall be deemed desirable by Mortgagee any and all such further mortgages, instruments of further assurance, certificates and other documents as Mortgagee may consider necessary or desirable in order to effectuate, complete or perfect, or to continue and preserve the obligations of Mortgagor under this Mortgage, and the lien of this Mortgage as a valid and subsisting first lien upon all of the Mortgaged Property, whether now owned or hereafter acquired by Mortgagor. Upon any failure by Mortgagor to do so, Mortgagee may make, execute, record, file, re-record, or refile any and all such mortgages, instruments, certificates and documents for and in the name of Mortgagor, and Mortgagor hereby irrevocably appoints Mortgagee as the agent and attorney-in-fact of Mortgagor to do so.

         11. Organization, Corporate/Partnership Power, Etc. If a corporation or partnership, Mortgagor represents and warrants that Mortgagor (i) is duly organized, validly existing and in good standing under the laws of the state of its creation, (ii) has corporate/partnership power and authority to own its properties and to carry on its business as now being conducted, (iii) is qualified to do business in the jurisdiction in which the Land is located and
(iv) is in compliance with all laws, regulations, ordinances and orders of all public authorities applicable to it.

         12. Validity of Loan Documents. If a corporation or partnership, Mortgagor represents and warrants that (a) the execution, delivery and performance by Mortgagor of the Note and this Mortgage, and the borrowing evidenced by the Note, (i) are within the corporate/partnership powers and purposes of Mortgagor, (ii) have been duly authorized by all requisite corporate/partnership action, (iii) have received all necessary governmental approval and (iv) will not violate any provision of law, any order of any court or other agency of government, the articles of incorporation and by-laws/partnership agreement of Mortgagor or any indenture, agreement or other instrument to which Mortgagor is a party or by which it or any of its property is bound, or be in conflict with, result in a breach of or constitute (with due notice or lapse of time) a default under any such indenture, agreement or other instrument, or result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of its property or assets, except as contemplated by the provisions of this Mortgage; and (b) the Note and this Mortgage, when executed and delivered by Mortgagor, will constitute the legal, valid and binding obligations of Mortgagor and other obligors named therein, if any, in accordance with their respective terms.

         13. Taxes. Mortgagor has filed all federal, state, county and municipal income tax returns required to have been filed by it and has paid all taxes that have become due pursuant to such returns, pursuant to any assessments received by it or pursuant to law, and Mortgagor does not know of any basis for any additional assessment with respect to such taxes.

         14. Litigation. There is not now pending against or affecting Mortgagor or the Mortgaged Property or any part of it, nor to the knowledge of Mortgagor, is there threatened or contemplated, any action, suit or proceeding at law or in equity or by or before any administrative agency that if adversely determined would materially impair or affect its financial condition or operation or Mortgagor's ownership of the Mortgaged Property.

         15. Hazardous Substances.

             (a) Mortgagor hereby represents and warrants to Mortgagee that (i): all hazardous or toxic substances, within the definition of any applicable statute or regulation, which may be used by any person for any purpose upon the Property, shall be used or stored thereon only in a safe and approved manner, in accordance with all industrial standards and all laws, regulations and requirements for such storage promulgated by any applicable governmental agency or authority; (ii) other than as described in (i) above, the Mortgaged Property will not be used for the purpose of storing such hazardous or toxic substances; and (iii) other than as described in (i) above, no such storage or use will otherwise be allowed on the Mortgaged Property which will cause, or which will increase the likelihood of causing, the release of such hazardous or toxic substances onto the Mortgaged Property.

             (b) Mortgagor hereby agrees to indemnify Mortgagee and hold Mortgagee harmless from and against any and all losses, liabilities, including strict liability, damages, injuries, expenses, including reasonable attorneys' fees, costs of any settlement or judgment and claims of any and every kind whatsoever paid incurred or suffered by, or asserted against, Mortgagee by any person or entity or governmental agency for, with respect to, or as a direct or indirect result of, the escape, seepage, leakage, spillage, discharge, emission, discharging or release from the premises after the date hereof of any Hazardous Substance (including, without limitation, any losses, liabilities, including strict liability, damages, injuries, expenses, including reasonable attorneys' fees, costs of any settlement or judgment or claims asserted or arising under the Comprehensive Environmental Response, Compensation and Liability Act, any so called federal, state or local "Superfund" or "Superlien" laws, or other law, ordinance, code, rule, regulation, order or decree regulating or imposing liability (including strict liability) with respect to, substances or standards of conduct concerning any Hazardous Substance), regardless of whether within the control of Mortgagee.

             (c) For purposes of this Mortgage, "Hazardous Substances" shall mean and include those elements or compounds which are contained in the list of hazardous substances adopted by the United States Environmental Protection Agency (EPA) and the list of toxic pollutants designated by Congress or the EPA or defined by any other Federal, state or local statute, law, ordinance, code, rule, regulation, order or decree regulating, relating to, or imposing liability or standards of conduct concerning, any hazardous, toxic or dangerous waste, substance or material or other substance deemed to be harmful to human health or the environment as now or at any time hereafter in effect.

             (d) If Mortgagor receives any notice of (i) the happening of any material event involving the spill, release, leak, seepage, discharge or cleanup of any Hazardous Substance on the Mortgaged Property or in connection with Mortgagor's operations thereon or (ii) any complaint, order, citation or notice with regard to air emissions, water discharges, or any other environmental, health or safety matter affecting Mortgagor (an "Environmental Complaint") from any person or entity (including without limitation the EPA) then Mortgagor shall immediately notify Mortgagee orally and in writing of said notice.

             (e) Mortgagee shall have the right, but not the obligation, without limitation of Mortgagee's rights under this Mortgage, to enter onto the Mortgaged Property or to take such other actions as it deems necessary or advisable to cleanup, remove, resolve or minimize the impact of, or otherwise deal with, any such Hazardous Substance or Environmental Complaint following receipt of any notice from any person or entity (including without limitation the EPA) asserting the existence of any Hazardous Substance or an Environmental Complaint pertaining to the Mortgaged Property or any part thereof which, if true, could result in an order, suit or other action against Mortgagor and/or which, in the sole opinion of Mortgagee, could jeopardize its security under this Mortgage. All reasonable costs and expenses incurred by Mortgagee in the exercise of any such rights shall be secured by this Instrument and shall be payable by Mortgagor upon demand.


                             III. EVENTS OF DEFAULT

         16. Events of Default. Any one of the following shall constitute an event of default:

             (a) Failure by Mortgagor to pay, as and when due and payable, the Indebtedness, or any deposits for taxes, assessments or insurance premiums due hereunder, or any other sums to be paid by Mortgagor, under this Mortgage.

             (b) Failure by Mortgagor to duly keep, perform and observe any covenant, condition or agreement in this Mortgage, the Note, or any other instrument evidencing, securing or governing the loan secured by this Mortgage (the "Loan Documents") for a period of thirty (30) days after Mortgagee gives written notice specifying the failure.

             (c) If Mortgagor: (i) files a voluntary petition in bankruptcy, or
(ii) is adjudicated as a bankrupt or insolvent, or (iii) files any petition or answer seeking or acquiescing in any reorganization, management, composition, readjustment, liquidation, dissolution or similar relief for itself under any law relating to bankruptcy, insolvency or other relief for debtors, or (iv) seeks, consents to or acquiesces in the appointment of any trustee, receiver, master or liquidator of itself or of all or any part of the Mortgaged Property, or (v) makes any general assignment for the benefit of creditors, or (vi) makes any admission in writing of its inability to pay its debts generally as they become due; or if (vii) a court of competent jurisdiction enters an order, judgment or decree approving a petition filed against it seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief, under any present or future federal, state, or other statute, law or regulation relating to bankruptcy, insolvency or other relief for debtors, which order, judgment or decree remains unvacated and unstayed for an aggregate of sixty (60) days whether or not consecutive from the date of entry thereof; or (viii) any trustee, receiver or liquidator of Mortgagor or of any part of the Mortgaged Property is appointed without the prior written consent of Mortgagee, which appointment shall remain unvacated and unstayed for an aggregate of sixty (60) days whether or not consecutive.

             (d) If any material representation or warranty by or on behalf of Mortgagor or any guarantor contained in this Mortgage, in any guaranty or in any Loan Document shall prove to have been false or incorrect in any material respect.

             (e) Any default by any guarantor under any guaranty of the loan secured by the Mortgage.

             (f) If the Mortgagor or any guarantor shall have concealed, removed, or permitted to be concealed or removed, any part of its properties, with intent to hinder, delay or defraud its creditors or any of them, or made or suffered a transfer of any of its properties which may be fraudulent under any bankruptcy, fraudulent conveyance or similar law, or shall have made any transfer of its properties to or for the benefit of a creditor at a time when other creditors similarly situated have not been paid, or shall have suffered or permitted, while insolvent, any creditor to obtain a lien upon any of its properties through legal proceedings or distraint which is not vacated within thirty (30) days from the date thereof.

             (g) If Mortgagor defaults under the superior mortgage and such default is not cured within the applicable curative period set forth in such superior mortgage, if any, or if Mortgagor enters into any modification or amendment of the superior mortgage or accepts any future advance thereunder without the prior written consent of Mortgagee.

             (h) If at any time Mortgagee reasonably shall deem itself insecure.

                            IV. REMEDIES OF MORTGAGEE

         17. Acceleration. If an event of default shall have occurred, Mortgagee may, at Mortgagee's option and without notice to Mortgagor, declare the Indebtedness and all other sums secured hereby, to be due and payable immediately, and upon such declaration such Indebtedness and other sums shall immediately become due and payable without demand, notice or presentment for payment.

         18. Foreclosure. If an event of default shall have occurred, Mortgagee may proceed by suit or suits at law or in equity or by any other appropriate proceeding or remedy; (a) to enforce payment and performance of the Note or the performance of any term hereof or any other right; (b) to foreclose this Mortgage and to sell, as an entirety or in separate lots or parcels, the Mortgaged Property under the judgment or decree of a court or courts of competent jurisdiction; (c) to collect all rents, issues, profits, revenues, income, proceeds or other benefits from the Mortgaged Property; (d) to seek appointment of a receiver to enter upon and take possession of the Mortgaged Property and to collect all rents, issues, profits, revenues, income or other benefits thereof and apply the same as the court may direct and such receiver shall have all rights and powers permitted under law; and (e) to pursue any other remedy available to it, including, but not limited to taking possession of the Mortgaged Property without notice or hearing. Mortgagee may take action either by such proceedings or by the exercise of its power with respect to entry or taking possession, or both as Mortgagee may determine.

         19. Uniform Commercial Code. To exercise from time to time any and all rights and remedies of a secured creditor under the UCC as in effect from time to time in the State of Florida and any and all rights and remedies available to it under any other applicable law.

         20. Right of Lender to Perform. Should Mortgagor fail to perform or observe any covenants or comply with any conditions contained in the Loan Documents, then Mortgagee, without releasing the Mortgagor from its obligation to do so, may perform such covenants or conditions, and appear in and defend any action affecting the Loan Documents, but shall not be obliged to do so. To the extent that the Mortgagee shall incur any costs or pay any sums in connection therewith, including any costs or expenses of arbitration, litigation, and reasonable attorneys' fees (whether incurred in litigation or otherwise), then the same shall be included as part of the Indebtedness, and shall bear interest from the date of payment thereof by the Mortgagee at the default rate of interest stated in the Note and the Mortgagor covenants to reimburse the Mortgagee therefor immediately upon demand.

         21. No Waiver. No delay or omission of Mortgagee or of any holder of the Note and Mortgage to exercise any right, power or remedy accruing upon any event of default shall exhaust or impair any such right, power or remedy or be construed as a waiver of any such event of default or constitute acquiescence therein.

         22. Non-Exclusive Remedies. No right, power or remedy conferred upon or reserved to Mortgagee by this Mortgage, the Note, or any of the Loan Documents is exclusive of any other right, power or remedy, but each and every such right, power and remedy shall be cumulative and concurrent and shall be in addition to any other right, power or remedy given hereunder or under the Guaranties, or now or hereafter existing at law, in equity or by statute.

                                V. MISCELLANEOUS

         23. Successors and Assigns Bound. Whenever one of the parties hereto is named or referred to herein, the heirs, personal representatives, successors and assigns of such party shall be included and all covenants and agreements contained in this Mortgage, by or on behalf of Mortgagor or Mortgagee, shall bind and inure to the benefit of their respective heirs, personal representatives, successors and assigns. If there are two or more mortgagors, the provisions hereof shall apply to the mortgagors jointly and severally.

         24. Invalid or Unenforceable. In the event that any of the covenants, agreements, terms or provisions contained in the Note, this Mortgage, the Guaranty or the Loan Agreement shall be invalid, illegal or unenforceable in any respect, the validity of the remaining covenants, agreements, terms or provisions contained herein and in the Note and any other instrument securing or related to the Note shall be in no way affected, prejudiced or disturbed thereby.

         25. Future Advances. This Mortgage is given to secure not only existing indebtedness, but also such future advances, whether such advances are obligatory or are to be made at the option of Mortgagee, or otherwise, as are made within fifteen (15) years from the date hereof, to the same extent as if such future advances are made on the date of the execution of this Mortgage. The total amount of indebtedness that may be so secured may decrease or increase from time to time, but the total unpaid balance so secured at one time shall not exceed $10,000,000, plus interest thereon, and any disbursements made for the payment of taxes, levies or insurance on the Mortgaged Property, and any other sums expended by Mortgagee to protect, preserve and complete the Mortgaged Property or this Mortgage with interest on such disbursements at the Default Rate.

         26. Loan Expenses. To the extent permitted by the laws of the state in which the Mortgaged Property is situated, Mortgagor shall pay all costs and expenses in connection with the preparation, execution, delivery and recording of this Mortgage, including, but not limited to, fees and disbursements of counsel appointed by Mortgagee to prepare the loan documents implementing the letter agreement of Mortgagee pursuant to which this Mortgage is granted (the "Commitment") and close the loan transaction, recording costs and expenses, stamp and other taxes, surveys, appraisals and policies of title and casualty insurance.

         27. No Representation by Mortgagee. By accepting or approving anything required to be observed, performed or fulfilled, or to be given to Mortgagee, pursuant to this Mortgage, the Loan Agreement or the

Commitment, including but not limited to any officer's certificate, balance sheet, statement of income, profit and loss or other financial statement, survey or appraisal, Mortgagee shall not be deemed to have warranted or represented the sufficiency, legality, effectiveness or legal effect of the same, or of any term, provision or condition thereof, and such acceptance or approval thereof shall not be or constitute any warranty or representation with respect thereto by Mortgagee.

         28. Notices. All notices, demands, requests and other communications required under this Mortgage and the Note shall be in writing and shall be deemed to have been properly given when deposited in the United States mail and sent by United States first class mail, postage prepaid, addressed to the party for whom it is intended at its address set forth in the preamble hereof. Any party may designate a change of address by written notice to the others, given at least ten (10) days before such change of address is to become effective.

         29. Mortgagee's Right to Perform the Obligations. If Mortgagor shall fail to make any payment or perform any obligation or other act required of Mortgagor by this Mortgage, then at any time thereafter without notice to or demand upon Mortgagor, except as herein provided, and without waiving or releasing any remedy or Event of Default, Mortgagee may make such payment or perform such act for the account of and at the expense of Mortgagor, and shall have the right to enter the Land for such purpose and to take all such action thereon and with respect to the Mortgaged Property as may be necessary or appropriate for such purpose. All sums so paid by Mortgagee and all costs and expenses, including, without limitation, reasonable attorneys' fees and expenses so incurred, together with interest thereon at the Default Rate from the date of payment, shall constitute a part of the Indebtedness and shall be paid by Mortgagor to Mortgagee on demand. If Mortgagee shall elect to pay any tax or other imposition, Mortgagee shall give written notice of such election to Mortgagor and if Mortgagor fails to pay such imposition within thirty (30) days after giving said notice, Mortgagee may do so in reliance on any bill, statement or assessment procured from the appropriate governmental or non-governmental office, without inquiring into the accuracy, amount or validity of such tax or other imposition. Similarly, in making any payments to protect the security intended to be created by this Mortgage, Mortgagee shall not be bound to inquire into the accuracy, amount or validity of any apparent or threatened adverse title, lien, encumbrance, claim or charge before making an advance for the purpose of preventing or removing the same, provided Mortgagee has given Mortgagor ten (10) days' written notice of Mortgagee's intention to pay same. Mortgagor shall indemnify Mortgagee for all losses and expenses, including reasonable attorneys' fees, incurred by reason of any acts performed by Mortgagee pursuant to the provisions of this paragraph. Any funds expended by Mortgagee hereunder, together with interest thereon at the Default Rate (as hereinafter defined) from the date of such expenditures, shall constitute additions to the Indebtedness and shall be secured by this Mortgage and shall be paid by Mortgagor to Mortgagee upon demand.

         30. Maximum Rate of Interest. Anything in the Note, this Mortgage, the Loan Agreement, the Commitment or any other agreements or arrangements by Mortgagor in connection with the loan evidenced by the Note to the contrary notwithstanding, if from any circumstances whatever fulfillment of any provisions of any of the foregoing documents or agreements at the time performance of said provision shall be due shall involve transcending the limit of validity prescribed by the usury laws applicable in the state where the Land is located as preempted and prescribed from time to time by the laws of the United States of America or any rule or regulation of any department or agency thereof, then, ipso facto the obligation to be fulfilled shall be reduced to the limit of such validity so that in no event shall exaction be possible under any of the aforesaid documents or agreements in excess of the limit of such validity, but such obligation shall be fulfilled to the limit of such validity, and if under any circumstances whatsoever interest in excess of the limit of such validity will have been paid by Mortgagor in connection with the loan evidenced by the Note, such excess shall be applied by Mortgagee to the unpaid principal balance of the Note or refunded to Mortgagor, the manner of handling such excess to be at Mortgagee's election, and in case any such excess interest has accrued, Mortgagee shall eliminate such excess interest so that under no circumstances shall interest on the loan evidenced by the Note exceed the maximum rate allowed by applicable law as preempted and prescribed from time to time by the laws of the United States of America or any rule or regulation of any department or agency thereof.

         31. Purchase Money Mortgage. The Note evidences and this mortgage secures all or a portion of the purchase price of the Property in connection with the purchase thereof by Mortgagor. This is a purchase money mortgage.

         32. Assignment of Rents. As additional security for the indebtedness secured hereby, Mortgagor sells, transfers and assigns unto Mortgagee all the right, title and interest of Mortgagor in and to the rents, issues, profits, revenues, royalties, rights and benefits from the Property, together with all leases thereof now made or hereafter entered into, whether written or verbal. Mortgagor authorizes and empowers the Mortgagee to collect the rents, issues, profits, revenues, royalties, rights and benefits as they shall become due, and does direct each and all of the tenants of the premises to pay the rents as now may be due or shall become due hereafter to Mortgagee upon demand for payment by Mortgagee, provided, however, that no such demand shall be made unless and until there has been a default in the payment of any sums secured by this mortgage, but the tenants shall pay the rents to Mortgagee upon such demand without the necessity of inquiry into the propriety of doing so, and shall be fully protected in so doing. Until such demand is made, Mortgagor is authorized to collect, or continue collecting, the rents, issues, profits, revenues, royalties, rights and benefits, but this privilege shall not operate to permit the collection by Mortgagor of any installment of rent in advance of the date prescribed in the lease or leases for its or their payment. The amount collected under this assignment, less the expense of collection, if any, shall be applied on account of taxes and assessments on the Land, insurance premiums and delinquencies of principal and interest under the Note and this Mortgage. Nothing contained in this assignment shall be construed as making Mortgagee a mortgagee in possession, nor shall Mortgagee be liable for laches or failure to collect the rents, issues, profits, revenues, royalties, rights and benefits; it is understood that Mortgagee is to account only for such sums as actually are collected. Neither the existence of this assignment nor the exercise of its privilege to collect the rents, issues, profits, revenues, royalties, rights and benefits under it shall be construed as a waiver by Mortgagee of the right to enforce payment of the indebtedness secured hereby in strict accordance with the terms and provisions of this mortgage and the Note.

         33. Financing Statement. This Mortgage constitutes a "Security Agreement" within the meaning of the Uniform Commercial Code as adopted by the state in which the Property is located, and Mortgagor hereby grants to Mortgagee a security interest in the Property. Pursuant to Chapter 679, Florida Statutes, this mortgage constitutes a financing statement covering the Property as defined in this mortgage. The mailing addresses of Mortgagor/Debtor and Mortgagee/ Secured Party are as set forth herein. Some of the Personal Property is or may become attached as fixtures on the Land encumbered by this mortgage. This mortgage is being filed in the real estate records of the county in which the Land encumbered hereby is situated. Mortgagee shall have all the rights and remedies with respect to the Property afforded to it by the Uniform Commercial Code as adopted by the state in which the Property, is located, in addition to, but not in limitation of, the other rights afforded Mortgagee by the Mortgage (and the Loan Agreement and the Security Agreement, if any).

         34. Prior Mortgages. This mortgage is subject and subordinate to the mortgage dated November ___, 1997, between Mortgagor as mortgagor, and _________________________, as mortgagee, securing an original principal amount of ___________ and recorded in Official Records Book ____, page ____ public records of Hillsborough County, Florida, and encumbering the real property described herein (the "Outstanding Mortgage"). Mortgagor shall not, without the prior written consent of Mortgagee, enter into any agreement whereby the Outstanding Mortgage and the note secured thereby, or either of them, are modified or amended in any manner whatsoever, or the time for the payment of the note secured by the Outstanding Mortgage extended or the principal amount of said note increased. Mortgagor will maintain the Outstanding Mortgage and note secured thereby in good standing strictly in accordance with their terms, and will make all payments required by the terms of the Outstanding Mortgage and the note secured thereby by a time that is on or prior to the due date for said payments, without the benefit of any grace or acceleration periods provided for in the Outstanding Mortgage and the note secured thereby, and Mortgagor will, from time to time, and whenever Mortgagee, its successors and assigns so demand, submit evidence to Mortgagee that Mortgagor has maintained and is maintaining the Outstanding Mortgage and the note secured thereby in good standing. Should any default be made in the payment of any installment of principal or interest on the note secured by the Outstanding Mortgage, Mortgagee may, without notice or demand to Mortgagor, pay such installment of principal or interest and the amount so paid shall be payable by Mortgagor on demand by Mortgagee with interest thereon at the rate applicable under the Note secured hereby, from the time of such payment, and said amount so paid by Mortgagee may be added to the indebtedness secured by this mortgage and shall be secured by this mortgage. Upon the failure of Mortgagor to keep, observe or perform, or cause to be kept, observed and performed, any of the terms, covenants, provisions and agreements of the Outstanding Mortgage, Mortgagor agrees that Mortgagee may, on behalf of Mortgagor or in the name of Mortgagor, keep, observe or perform, or cause to be kept, observed or performed, any of such terms, covenants, provisions or agreements and to enter upon the mortgaged property and take all such action thereon as may be necessary therefor, to the end that the rights of Mortgagor in and to the property encumbered by the Outstanding Mortgage shall be kept unimpaired and free from default, and all monies so expended by Mortgagee with interest thereon from date of each such expenditure shall be paid by Mortgagor to Mortgagee promptly upon demand by Mortgagee and shall be added to the indebtedness evidenced by the Note secured hereby. Failure of Mortgagor to comply strictly with the provisions of this paragraph shall constitute an event of default under this Mortgage and the Note secured hereby and, at the option of Mortgagee, the aggregate sum mentioned in the Note secured hereby shall become due and payable as fully and completely as if the aggregate sum mentioned in the Note secured hereby were originally stipulated to be paid on the date of such an event of default, and upon such acceleration Mortgagee may pursue such rights and remedies as are provided for in this mortgage.

         35. Modification. This Mortgage may not be changed, waived, discharged, released or terminated orally, but only by an instrument or instruments in writing, signed by the party against which enforcement of the change, waiver, discharge, release or termination is asserted.

         36. Applicable Law. This Mortgage shall be governed by and construed according to the laws in effect in the state in which the Land is situated.

         37. Strict Performance. Any failure by Mortgagee to insist upon strict performance by Mortgagor of any of the terms and provisions of this Mortgage or of the Note shall not be deemed to be a waiver of any of the terms or provisions of this Mortgage or the Note, and Mortgagee shall have the right thereafter to insist upon strict performance by Mortgagor of any and all of them.

         38. Headings. The article headings and the paragraph and subparagraph titles hereof are inserted for convenience of reference only, and shall in no way alter or modify the text or substance of such articles, paragraphs and subparagraphs.

         39. Obligation of Mortgagor. Mortgagor shall pay the cost of releasing or satisfying this Mortgage of record.

         40. Default Rate. The "Default Rate" shall be the highest non-usurious rate allowed by law, provided that in no event shall the Default Rate exceed the maximum lawful non-usurious rate permitted by applicable law, whether now or hereafter in effect.

         41. Recitals. The recitals set forth herein are true and correct.

         42. WAIVER OF RIGHT TO JURY TRIAL. IN CONSIDERATION OF THE MUTUAL COVENANTS CONTAINED HEREIN, BOTH MORTGAGOR AND MORTGAGEE HEREBY WAIVE THE RIGHT TO A JURY TRIAL IN ANY SUIT CONCERNING THIS MORTGAGE AND AT EITHER PARTY'S REQUEST, THE OTHER PARTY WILL JOIN IN ASKING THE COURT IN WHICH SUCH SUIT IS PENDING TO TRY THE SUIT AND DECIDE ALL ISSUES, INCLUDING ISSUES OF FACT, WITHOUT A JURY. MORTGAGOR AND MORTGAGEE HAVE SPECIFICALLY DISCUSSED AND NEG0TIATED THIS WAVIER AND AGREE THAT IT IS AN ESSENTIAL PART OF THEIR AGREEMENTS CONCERNING THIS MORTGAGE.

         IN WITNESS WHEREOF, Mortgagor has executed this Mortgage as of the date above first written.

Signed, sealed and delivered
in the presence of:
/s/ Charles L. Cranford                        /s/ Fuller D.Tresca      (SEAL)
Printed  Charles L. Cranford                   FULLER D. TRESCA, JR.

/s/ Etteene T. Hope                            /s/ Judity T. Tresca     (SEAL)
Printed Etteene T. Hope                        JUDITH T. TRESCA

                                               4827 Philips Highway
                                               Jacksonville, Florida 32207

STATE OF FLORIDA
COUNTY OF DUVAL

The foregoing instrument was acknowledged before me this November 19, 1997, by FULLER D. TRESCA, JR., who is personally known to me or has produced as identification.

                                       /s/Charles L.Cranford
                                       -----------------------------------------
                                       Printed
                                       Notary Public, County and State aforesaid
                                       Serial No.: CC587958
                                       My commission expires: October 5, 2000

                                       (Notarial Seal)

STATE OF FLORIDA
COUNTY OF DUVAL

The foregoing instrument was acknowledged before me this November 19, 1997, by JUDITH T. TRESCA, who is personally known to me or has produced __________ as identification.

                                       /s/ Charles L. Cranford
                                       -----------------------------------------
                                       Printed   Charles L. Cranford
                                                 -------------------------------
                                       Notary Public, County and State aforesaid
                                       Serial No.: CC587958
                                       My commission expires: October 5, 2000

                                       (Notarial Seal)

Prepared by and Return to
Martin, Ade, Birchfield & Mickler P.A.
P.O. Box 59
Jacksonville, Florida 32201






                                  WARRANTY DEED

         THIS DEED is made as of November 19, 1997, between RSI HOLDINGS OF FLORIDA, INC., a Florida corporation, herein the "grantor," and FULLER D. TRESCA, JR., post-office address, 4827 Philips Highway, Jacksonville, Florida 32207, herein the "grantee". (As used herein, the terms grantor and grantee shall include, where the context permits or requires, singular or plural, heirs, personal representatives, successors, or assigns.)

     WITNESSETH, That the grantor in consideration of One Dollar and other valuable considerations paid by the grantee, the receipt and sufficiency of which are hereby acknowledged, has granted, bargained, sold, and conveyed and by these presents does hereby grant, bargain, sell, and convey unto the grantee forever all of that certain property in Hillsborough County, Florida, described on Exhibit A attached hereto.

         Real estate parcel no.: 40538-0000

         TO HAVE AND TO HOLD the same, together with the hereditaments and appurtenances, unto the grantee in fee simple. And the grantor does hereby fully warrant the title to said property and will defend the same against the lawful claims of all persons whomsoever.

     This conveyance is subject to those matters set forth on Exhibit B attached hereto, and to ad valorem taxes levied or which may become a lien subsequent to December 31 of the calendar year next preceding the date hereof.

     IN WITNESS WHEREOF, this deed has been executed as of the date first above written.

Signed, sealed and delivered                   RSI HOLDINGS OF FLORIDA, INC.
in the presence of:

/s/ Patricia Coulson                           By /s/ C. M. Bolt
Printed Patricia Coulson                           C. M. Bolt
                                                   Its President

/s/ Kristina Garrison
Printed  Kristina Garrison                         (Corporate Seal)

                                               P. O. Box 520
                                               Shelby, North Carolina 28151-0520

STATE OF Florida
COUNTY OF Broward

         The foregoing instrument was acknowledged before me this November 6, 1997, by C. M. Bolt, President of RSI HOLDINGS OF FLORIDA, INC., a Florida corporation, on behalf of the corporation. He is personally known to me or has produced FL DR LIC B43015330181 ______________ as identification.

                                       /s/ Kristina Garrison
                                       Printed Kristina Garrison
                                       Notary Public, County and State aforesaid
                                       Serial No.: CC 486137
                                       My commission expires: 8-6-99

                                             (Notarial Seal)

                                    EXHIBIT A

Lot 48 of STATE HIGHWAY FARMS as per map or plat thereof recorded in Plat Book 26, Page 33 of the Public Records of Hillsborough County, Florida, less the east 622 feet thereof and less that part lying west of the east right of way line of State Road 43, a/k/a U.S. Highway 301, all within Section 36, T28S, R19E of Hillsborough County, Florida.

                                    EXHIBIT B

1. Easement(s) in favor of Tampa Electric Company by instrument(s) recorded in Official Records Book 2533, page 962.

2. Permanent Utility Easement(s) in favor of Hillsborough County Aviation Authority as recorded in Official Records Book 7801, page 136.

3. Temporary Construction Easement(s) in favor of Hillsborough County Aviation Authority as recorded in Official Records Book 7801, page 140.